UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                December 22, 2014

PEPCO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(202) 872-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on April 29, 2014, Pepco Holdings, Inc., a Delaware corporation (Pepco Holdings), entered into an Agreement and Plan of Merger with Exelon Corporation, a Pennsylvania corporation (Exelon), and Purple Acquisition Corp., a Delaware corporation and an indirect, wholly owned subsidiary of Exelon (Merger Sub), which was amended and restated on July 18, 2014, providing for the merger of Merger Sub with and into Pepco Holdings (the Merger), with Pepco Holdings surviving the Merger as a wholly owned subsidiary of Exelon. Consummation of the Merger is subject to, among other things, compliance with the requirements of the U.S. federal pre-merger notification statute (the HSR Act), and its related rules and regulations, which provide that acquisition transactions that meet the HSR Act’s coverage thresholds may not be completed until a Notification and Report Form has been furnished to the Department of Justice (the DOJ) and the Federal Trade Commission (FTC), and that the waiting period required by the HSR Act has been terminated or has expired.

Pursuant to the HSR Act requirements, Pepco Holdings and Exelon filed the required Notification and Report Forms with the DOJ and the FTC on August 6, 2014. Following informal discussions with the DOJ, effective as of September 5, 2014, Exelon withdrew its Notification and Report Form and refiled it on September 9, 2014, which restarted the waiting period required by the HSR Act. On October 9, 2014, each of Pepco Holdings and Exelon received a request for additional information and documentary material from the DOJ, which had the effect of extending the DOJ review period until 30 days after each of Pepco Holdings and Exelon certified that it substantially complied with the request. On November 21, 2014, each of Pepco Holdings and Exelon certified that it had substantially complied with the request. Accordingly, the HSR Act waiting period expired on December 22, 2014, and the HSR Act no longer precludes completion of the Merger. Although the DOJ allowed the waiting period under the HSR Act to expire without taking any action with respect to the Merger, the DOJ has not advised Pepco Holdings or Exelon that it has concluded its investigation.

The Merger has received approvals from the Virginia State Corporation Commission and the Federal Energy Regulatory Commission. In addition, the transfer of control of certain communications licenses held by certain of Pepco Holdings’ subsidiaries has been approved by the Federal Communications Commission. The Merger remains subject to approval by the public service commissions of the District of Columbia, Delaware and Maryland, and the New Jersey Board of Public Utilities. Pepco Holdings and Exelon continue to expect to complete the Merger in the second or third quarter of 2015.

Cautionary Statements Regarding Forward-Looking Information

Certain of the matters discussed in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Merger, integration plans and expected synergies, the expected timing of completion of the Merger, anticipated future financial and operating performance and results, including estimates for growth. These statements are based

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on the current expectations of management of Pepco Holdings and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Current Report on Form 8-K. For example, (1) Pepco Holdings may be unable to obtain shareholder approval required for the Merger; (2) Pepco Holdings or Exelon may be unable to obtain regulatory approvals required for the Merger, or required regulatory approvals may delay the Merger or cause the companies to abandon the Merger; (3) conditions to the closing of the Merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of Pepco Holdings could interfere with the Merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of Pepco Holdings and its utility subsidiaries may suffer as a result of uncertainty surrounding the Merger; (10) Pepco Holdings and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect Pepco Holdings and its utility subsidiaries; and (12) Pepco Holdings and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in Pepco Holdings’ filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including: (1) the definitive proxy statement that Pepco Holdings filed with the SEC on August 12, 2014 and mailed to its stockholders in connection with the proposed Merger; (2) Pepco Holdings’ Current Report on Form 8-K filed with the SEC on September 12, 2014, which provides supplemental disclosures to the definitive proxy statement; (3) Pepco Holdings’ 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 15; and (4) Pepco Holdings’ Third Quarter 2014 Quarterly Report on Form 10-Q in (a) PART I, ITEM 1. Financial Statements, (b) PART I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) PART II, ITEM 1A. Risk Factors. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Pepco Holdings does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for Pepco Holdings to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on Pepco Holdings’ businesses or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	December 22, 2014	/s/ FRED BOYLE
Name: Frederick J. Boyle Title: Senior Vice President and Chief Financial Officer

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